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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 22, 2005
                Date of Report (Date of Earliest Event Reported)


                        SEQUOIA RESIDENTIAL FUNDING, INC.
           (as Depositor of Sequoia Mortgage Trust 2004-1, the Issuer
                            of Mortgage Pass-Through
              Certificates under a Pooling and Servicing Agreement
                          dated as of January 1, 2004)


                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


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               Delaware                              333-103634-01                           35-2170972
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
    (State or Other Jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)
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              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 381-1765
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        OTHER EVENTS
                  ------------

                  Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2004-1 (the "Certificates").

                  The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01.        Exhibits
                  --------

                  10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, February 22, 2005.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 9, 2005



                                 SEQUOIA RESIDENTIAL FUNDING, INC.


                                  By:     /s/ Harold F. Zagunis
                                       -------------------------------------
                                       Harold F. Zagunis
                                       Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

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Exhibit Number                                                                                          Page Number
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10.1     Monthly Payment Date Statement relating to the distribution to
         Certificateholders, February 22, 2005...............................................................5
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